EXHIBIT 99.2

                        UNAUDITED FINANCIAL STATEMENTS OF
                   INTERNATIONAL PLASTICS AND EQUIPMENT CORP.
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                    INTERNATIONAL PLASTICS & EQUIPMENT CORP.
                                  BALANCE SHEET
                         SEPTEMBER 30, 2001 (UNAUDITED)

                Assets
 Cash                                                        $    230,665
 Accounts Receivable, less reserves for                         1,678,230
    bad debts of $140,000
 Other Receivables                                                 74,695
 Inventory                                                      1,870,806
                                                             -------------
            Current Assets                                      3,854,396
                                                             -------------

 Land                                                             110,036
 Buildings and Equipment                                       13,938,227
 Equipment Under Construction                                     904,238
 Accumulated Depreciation                                      (4,455,412)
                                                             -------------
   Property, Plant & Equipment, Net                            10,497,089
                                                             -------------

 Patents, less accumulated amortization of                        339,752
    $28,851
 Other Assets                                                       9,916
                                                             -------------
            Other Assets                                          349,668
                                                             -------------
            Total Assets                                     $ 14,701,153
                                                             =============


    Liabilities and Shareholders' Equity

 Accounts Payable                                            $    762,193
 Accrued Liabilities                                               59,999
 Taxes Payable                                                     15,017
 Accrued Interest                                                   6,085
 Notes Payable - Current Portion                                1,099,179
 Bank Line Of Credit                                            2,550,000
                                                             -------------
            Current Liabilities                                 4,492,473
                                                             -------------

 Capital Lease Obligation                                         120,780
 Notes Payable - Long Term                                      6,542,727
 Amounts Due to Related Parties                                   800,000
                                                             -------------
            Long Term Liabilities                               7,463,507
                                                             -------------

 Preferred Stock, no par value,                                   100,000
     1,000,000 shares authorized, 100,000 issued
     and outstanding at September 30, 2001
 Common Stock, par value $0.0067 per                               20,000
     share, 5,000,000 shares authorized,
     3,000,000 shares issued and outstanding
 Additional Paid In Capital                                     2,819,423
 Retained (Deficit)                                              (194,250)
                                                             -------------
            Shareholders' Equity                                2,745,173
                                                             -------------
 Total Liabilities and Shareholders' Equity                  $ 14,701,153
                                                             =============

The accompanying footnotes are an integral part of the unaudited financial statements

                    INTERNATIONAL PLASTICS & EQUIPMENT CORP.
                         STATEMENT OF INCOME AND DEFICIT
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)




 Sales                                                       $ 10,645,458
                                                             -------------

 Operating expenses
   Cost of goods sold                                           8,329,688
   Selling                                                        548,420
   General and administrative                                     653,628
                                                             -------------
       Operating expenses                                       9,531,736
                                                             -------------
 Operating income                                               1,113,722
                                                             -------------

 Non-operating expense (income)
   Interest expense                                               660,310
   Other income                                                   (13,443)
                                                             -------------
       Non-operating expenses                                     646,867
                                                             -------------

 Income before taxes                                              466,855
 Income taxes                                                          -
                                                             -------------
 Net income                                                       466,855

 Retained (Deficit) - Beginning                                  (661,105)
                                                             -------------
 Retained (Deficit) - Ending                                 $   (194,250)
                                                             =============

 Average Shares of Common Stock                                 3,000,000
                                                             =============

 Basic Income Per Share                                      $       0.16
                                                             =============

 Diluted Income Per Share                                    $       0.15
                                                             =============

The accompanying footnotes are an integral part of the unaudited financial statements

                    INTERNATIONAL PLASTICS & EQUIPMENT CORP.
                             STATEMENT OF CASH FLOWS
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)


Cash Flows from Operating Activities
Net Income                                                   $    466,855
Adjustments to reconcile net income to net cash provided by
  operating activities
    Depreciation and amortization                                 995,009
    Capitalized interest                                          (28,000)
    Changes in Assets and Liabilities
      Accounts receivable                                        (729,313)
      Other receivables                                            33,340
      Inventory                                                   867,375
      Prepaid Expenses                                              5,549
      Other Assets                                                 (5,531)
      Accounts payable                                           (558,311)
      Accrued liabilities                                         (71,166)
      Taxes payable                                                 2,017
      Accrued interest                                                 -
                                                             -------------
Net cash provided by operating activities                         977,824
                                                             -------------

Cash Flows from Investing Activities
Purchases of property, plant and equpment                        (735,366)
Investment in and development of patents                          (21,148)
                                                             -------------
Net cash used in investing activities                            (756,514)
                                                             -------------

Cash Flows from Financing Activities
Repurchase of preferred stock                                    (900,000)
Borrowing under bank line of credit                              (520,973)
Reduction of capital lease obligations                           (394,529)
Increase in notes payable                                       1,363,208
Increase in amounts due to related parties                        450,000
                                                             -------------
Net cash provided by financing activities                          (2,294)
                                                             -------------

Net Increase / (Decrease) in cash                                 219,016
Cash - beginning of year                                           11,649
                                                             -------------
Cash - end of year                                           $    230,665
                                                             =============

Cash paid for interest                                       $    660,310
                                                             =============
Cash paid for income taxes                                   $         -
                                                             =============

The accompanying footnotes are an integral part of the unaudited financial statements

                    INTERNATIONAL PLASTICS & EQUIPMENT CORP.
                   FOOTNOTES TO UNAUDITED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001





1.   INTERIM FINANCIAL STATEMENTS:

     The accompanying balance sheet as of September 30, 2001 and the related Statements of Income and Deficit and of Cash Flows for the nine months then ended presented herein have been prepared by International Plastics & Equipment Corp. (the "Company") without audit and, in the opinion of management, include all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation.

     The financial statements should be read in conjunction with the audited financial statements presented in Exhibit 99.1 contained elsewhere in this Form 8-K.

     Interim results are subject to seasonal variations and the results of operations for the nine months ended September 30, 2001 are not necessarily indicative of the results to be expected for the full fiscal year ending December 31, 2001.


2.   ACCOUNTING PRONOUNCEMENTS:

     On August 15, 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 143, "Accounting for Asset Retirement Obligations". On October 4, 2001, FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". Neither of these SFAS statements are expected to impact the Company's results of operations or financial condition.